UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Named Executive Officer Compensation Decisions.  On February 11, 2019, the Compensation Committee of the Board of Directors of Eagle Bancorp, Inc. (the “Company”) approved base salaries for calendar year 2019 (retroactive to January 1, 2019), cash bonus awards under the Company’s Senior Executive Incentive Plan (the “SEIP”) for 2018 performance, retention bonuses for certain named executive officers, the award of shares of time-vested restricted stock and performance based restricted stock units (“PRSUs”) under the Company’s 2019 Long Term Incentive Plan and 2016 Stock Plan, to the Company’s named executive officers, as set forth below.

Name	Title	2019 Annual Salary	SEIP Bonus for 2018 Performance	Retention Bonuses	Shares of Time-Vested Restricted Stock Awarded	PRSUs Awarded (at Target )
Ronald D. Paul	President and CEO — Company, CEO - EagleBank	$1,001,919	$3,020,122	$—	17,277	17,277
Charles D. Levingston	EVP and CFO — Company and EagleBank	$383,040	$208,415	$—	3,374	3,374
Antonio F. Marquez	EVP & CLO — Commercial Real Estate - EagleBank	$463,485	$200,802	$200,000	5,478	5,478
Susan G. Riel	EVP — Company; SEVP & COO — EagleBank	$570,114	$652,162	$300,000	7,336	7,336
Janice L. Williams	EVP & Chief Credit Officer — EagleBank	$466,098	$529,656	$—	4,171	4,171

All awards of time-vested restricted stock vest in three substantially equal installments commencing on the first anniversary of the date of grant, subject to the terms of the 2016 Stock Plan and the form of award certificate. PRSUs are awards of the right to receive shares of common stock based upon the Company’s achievement in respect of specified performance measures over a three year performance period, 2019-2021, based upon the Company’s earnings as compared budget and its net interest margin as compared to the companies comprising the KBW Regional Bank Index (the “Index”).  PRSUs are awarded at target, meaning the number of shares which would vest if the Company met the target level of performance for each performance metric.  The actual number of PRSUs vested will be determined by interpolating the Company’s performance in respect of each metric on a straight-line basis between threshold, target and stretch/maximum award levels. The table below establishes the performance goals and payment ranges for the 2019-2022 performance period.  A copy of the Company’s 2019 Long Term Incentive Plan, under which the awards of time vested restricted stock and PRSUs were established, is included as Exhibit 10.1 to this report. Retention bonuses vest in two equal annual installments commencing on the date of award for Mr. Marquez, and three equal annual installments commencing on the date of award for Ms. Riel.

Measures	Weight	Threshold	Target	Stretch/Maximum
Earnings Per Share compared to approved Budget	50%	75% of Budget	100% of Budget	125% of Budget
Net Interest Margin compared to Index	50%	Median	62.5% Percentile	75% Percentile
Payout Range (% of Target)	100%	50%	100%	150%

On February 11, 2019, the Compensation Committee also approved awards under the Senior Executive Incentive Plan for 2019 performance. The SEIP is a non-equity incentive compensation plan pursuant to which participating officers may earn cash incentive awards if certain pre-determined targets, including overall Company level performance and individual performance targets are met.  Awards under either Senior Executive Incentive Plan may also be paid in stock, through awards under the Company’s stock plan, in the discretion of the Compensation

Committee.  A redacted version of the plan, which does not disclose certain target goals and compensation levels for which confidential treatment has been requested, is attached as Exhibit 10.2 to this report. An unredacted version of the 2018 SEIP is attached as Exhibit 10.3 to this report.

On February 11, 2019, EagleBank (the “Bank”), the Company’s wholly owned subsidiary, entered into an amendment to Mr. Paul’s Non-Compete Agreement, dated as of August 1, 2014.  Under the Non-Compete Agreement, as amended, following termination of Mr. Paul’s employment, and subject to his compliance his noncompetition and other obligations under said agreement, Mr. Paul would be entitled, for a one year period, to a monthly payment equal to one one-twelfth of the sum of his base salary, his most recent cash bonus and the value of the equity based compensation awarded during the prior twelve months.  The amendment corrects an inadvertent drafting error which excluded the value of equity compensation awards, which unintentionally reduced his post-termination compensation entitlements under his prior employment agreement.  A copy of the amendment is attached as Exhibit 10.4 to this report.

Director Awards.  On February 11, 2019, the Compensation Committee of the Board of Directors of the Company approved awards of shares of restricted stock under the 2016 Stock Plan to members of the Board of Directors of the Company for service on the Boards of Directors of the Company and the Bank, as follows:

Name	Number of shares of Restricted Stock
Leslie Alperstein	4,698
Dudley Dworken	4,698
Harvey Goodman	4,698
Norman Pozez	9,863
Kathy Raffa	5,380
Donald Rogers	4,698
Leland Weinstein	5,380
Bank only directors	11,682

All such awards of time-vested restricted stock vest in three substantially equal installments commencing on the first anniversary of the date of grant, subject to the terms of the 2016 Stock Plan and the form of award certificate.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits.

Number	Description
10.1	2019 Long Term Incentive Plan
10.2	2019 Senior Executive Incentive Plan (redacted, confidential treatment requested for certain portions of the plan.)
10.3	2018 Senior Executive Incentive Plan (unredacted)
10.4	First Amendment to Non-Compete Agreement between EagleBank and Ronald D. Paul, dated as of February 11, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: February 15, 2019